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                       SECURITIES EXCHANGE AND COMMISSION

                            Washington, D. C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                DECEMBER 15, 1996
                Date of Report (DATE OF EARLIEST EVENT REPORTED)




                                 COCENSYS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-20954                                            33-0538836
(Commission File Number)                       (IRS Employer Identification No.)



                              213 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92718
              (Address of principal executive offices and zip code)


                                 (714) 753-6100
              (Registrant's telephone number, including area code)
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Item 5.   OTHER EVENTS.

     On December 15, 1996, CoCensys, Inc. (the "Company") entered into a license agreement with Massachusetts General Hospital ("MGH") pursuant to which the Company licensed from MGH certain patent rights relating to the treatment of migraine.

Item 7.   EXHIBITS.


          1. License Agreement between Massachusetts General Hospital and CoCensys, Inc., dated December 15, 1996. *




*  Confidential treatment requested







                                       2.
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                COCENSYS, INC.


Dated:  July 3, 1997            By: /s/ Peter E. Jansen
                                   ---------------------------
                                     Peter E. Jansen
                                     Vice President and Chief Financial Officer












                                       3.
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                                INDEX TO EXHIBITS
                                -----------------



                                                                   Sequentially
                                                                   Numbered Page
                                                                   -------------


1.   License Agreement between Massachusetts General Hospital             5
     and CoCensys, Inc., dated December 15, 1996.*




*  Confidential treatment requested.